77O Transactions effected pursuant to Rule 10f-3
Columbia Corporate Bond Fund (Fund)

On April 13, 2004, Columbia Corporate Bond Fund (Fund) purchased 1,000,000 par value of bonds of Boston Edison Co (Securities) for a total purchase price of $993,830.00 from Citigroup Global pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; Wachovia Securities, Inc.; BNP Paribas; BNY Capital Markets; UBS; Wells Fargo Securities; Bear Stearns & co., Inc.; Morgan Stanley & Co, International; Lehman Brothers; Suntrust Capital Markets; Citigroup; Deutsche Bank Securities Inc.; HSBC Securities; Williams Capital Group LP; Banc One Capital Markets; Bank of New York; Keybanc Capital Markets; Lazard LLC, Royal Bank of Scotland PLC (US); ABN Amro; Barclays Capital; BMO Nesbitt Burns Inc; CIBC World Markets; RBC Capital Markets; RBS Greenwich Capital; TD Securities; Scotia Capital Inc; SunTrust Robinson Humphrey; Key Capital Markets Inc; Stifel Nicolaus & Co Inc; ISI Group Inc; Ramirez & Co Inc; Tokyo-Mitsubishi International PLC.

77O Transactions effected pursuant to Rule 10f-3
Columbia Corporate Bond Fund (Fund)

On May 3, 2004, Columbia Corporate Bond Fund (Fund) purchased 1,000,000 par value of common stock notes of Pepsico Inc MTN Book Entry Co (Securities) for a total purchase price of $998,910.00 from Citigroup Global pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; Wachovia Securities, Inc.; BNP Paribas; BNY Capital Markets; UBS; Wells Fargo Securities; Bear Stearns & co., Inc.; Morgan Stanley & Co, International; Lehman Brothers; Suntrust Capital Markets; Citigroup; Deutsche Bank Securities Inc.; HSBC Securities; Williams Capital Group LP; Banc One Capital Markets; Bank of New York; Keybanc Capital Markets; Lazard LLC, Royal Bank of Scotland PLC (US); ABN Amro; Barclays Capital; BMO Nesbitt Burns Inc; CIBC World Markets; RBC Capital Markets; RBS Greenwich Capital; TD Securities; Scotia Capital Inc; SunTrust Robinson Humphrey; Key Capital Markets Inc; Stifel Nicolaus & Co Inc; ISI Group Inc; Ramirez & Co Inc; Tokyo-Mitsubishi International PLC.

77O Transactions effected pursuant to Rule 10f-3
Columbia Corporate Bond Fund (Fund)

On July 28, 2004, Columbia Corporate Bond Fund (Fund) purchased 500,000 par value of common stock notes of Encana Corp Co (Securities) for a total purchase price of $499,190.00 from ABN AMRO Bond pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; Wachovia Securities, Inc.; BNP Paribas; BNY Capital Markets; UBS; Wells Fargo Securities; Bear Stearns & co., Inc.; Morgan Stanley & Co, International; Lehman Brothers; Suntrust Capital Markets; Citigroup; Deutsche Bank Securities Inc.; HSBC Securities; Williams Capital Group LP; Banc One Capital Markets; Bank of New York; Keybanc Capital Markets; Lazard LLC, Royal Bank of Scotland PLC (US); ABN Amro; Barclays Capital; BMO Nesbitt Burns Inc; CIBC World Markets; RBC Capital Markets; RBS Greenwich Capital; TD Securities; Scotia Capital Inc; SunTrust Robinson Humphrey; Key Capital Markets Inc; Stifel Nicolaus & Co Inc; ISI Group Inc; Ramirez & Co Inc; Tokyo-Mitsubishi International PLC.

77O Transactions effected pursuant to Rule 10f-3
Columbia Corporate Bond Fund (Fund)

On September 23, 2004, Columbia Corporate Bond Fund (Fund) purchased 300,000 par value of common stock notes of Enterprise Prods Oper L P (Securities) for a total purchase price of $299,742.00 from Wachovia Securities pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; Wachovia Securities, Inc.; BNP Paribas; BNY Capital Markets; UBS; Wells Fargo Securities; Bear Stearns & co., Inc.; Morgan Stanley & Co, International; Lehman Brothers; Suntrust Capital Markets; Citigroup; Deutsche Bank Securities Inc.; HSBC Securities; Williams Capital Group LP; Banc One Capital Markets; Bank of New York; Keybanc Capital Markets; Lazard LLC, Royal Bank of Scotland PLC (US); ABN Amro; Barclays Capital; BMO Nesbitt Burns Inc; CIBC World Markets; RBC Capital Markets; RBS Greenwich Capital; TD Securities; Scotia Capital Inc; SunTrust Robinson Humphrey; Key Capital Markets Inc; Stifel Nicolaus & Co Inc; ISI Group Inc; Ramirez & Co Inc; Tokyo-Mitsubishi International PLC.

77O Transactions effected pursuant to Rule 10f-3
Columbia Corporate Bond Fund (Fund)

On October 18, 2004, Columbia Corporate Bond Fund (Fund) purchased 540,000 par value of common stock notes of Atmos Energy Corp (Securities) for a total purchase price of $537,883.20 from Merrill Lynch Pierce Fenner pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; Wachovia Securities, Inc.; BNP Paribas; BNY Capital Markets; UBS; Wells Fargo Securities; Bear Stearns & co., Inc.; Morgan Stanley & Co, International; Lehman Brothers; Suntrust Capital Markets; Citigroup; Deutsche Bank Securities Inc.; HSBC Securities; Williams Capital Group LP; Banc One Capital Markets; Bank of New York; Keybanc Capital Markets; Lazard LLC, Royal Bank of Scotland PLC (US); ABN Amro; Barclays Capital; BMO Nesbitt Burns Inc; CIBC World Markets; RBC Capital Markets; RBS Greenwich Capital; TD Securities; Scotia Capital Inc; SunTrust Robinson Humphrey; Key Capital Markets Inc; Stifel Nicolaus & Co Inc; ISI Group Inc; Ramirez & Co Inc; Tokyo-Mitsubishi International PLC.

77O Transactions effected pursuant to Rule 10f-3
Columbia Corporate Bond Fund (Fund)

On October 6, 2004, Columbia Corporate Bond Fund (Fund) purchased 100,000 par value of common stock notes of Buckeye Partners L P (Securities) for a total purchase price of $99,715.00 from Goldman Sachs & Co pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; Wachovia Securities, Inc.; BNP Paribas; BNY Capital Markets; UBS; Wells Fargo Securities; Bear Stearns & co., Inc.; Morgan Stanley & Co, International; Lehman Brothers; Suntrust Capital Markets; Citigroup; Deutsche Bank Securities Inc.; HSBC Securities; Williams Capital Group LP; Banc One Capital Markets; Bank of New York; Keybanc Capital Markets; Lazard LLC, Royal Bank of Scotland PLC (US); ABN Amro; Barclays Capital; BMO Nesbitt Burns Inc; CIBC World Markets; RBC Capital Markets; RBS Greenwich Capital; TD Securities; Scotia Capital Inc; SunTrust Robinson Humphrey; Key Capital Markets Inc; Stifel Nicolaus & Co Inc; ISI Group Inc; Ramirez & Co Inc; Tokyo-Mitsubishi International PLC.

77O Transactions effected pursuant to Rule 10f-3
Columbia Corporate Bond Fund (Fund)

On November 23, 2004, Columbia Corporate Bond Fund (Fund) purchased 1,000,000 par value of common stock notes of Canadian Nat Res Ltd (Securities) for a total purchase price of $998,040.00 from Citigroup Global pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; Wachovia Securities, Inc.; BNP Paribas; BNY Capital Markets; UBS; Wells Fargo Securities; Bear Stearns & co., Inc.; Morgan Stanley & Co, International; Lehman Brothers; Suntrust Capital Markets; Citigroup; Deutsche Bank Securities Inc.; HSBC Securities; Williams Capital Group LP; Banc One Capital Markets; Bank of New York; Keybanc Capital Markets; Lazard LLC, Royal Bank of Scotland PLC (US); ABN Amro; Barclays Capital; BMO Nesbitt Burns Inc; CIBC World Markets; RBC Capital Markets; RBS Greenwich Capital; TD Securities; Scotia Capital Inc; SunTrust Robinson Humphrey; Key Capital Markets Inc; Stifel Nicolaus & Co Inc; ISI Group Inc; Ramirez & Co Inc; Tokyo-Mitsubishi International PLC.

77O Transactions effected pursuant to Rule 10f-3
Columbia Corporate Bond Fund (Fund)

On December 13, 2004, Columbia Corporate Bond Fund (Fund) purchased 300,000 par value of common stock of notes of Washington Mut Inc (Securities) for a total purchase price of $300,000.00 from Lehman Brothers pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; Wachovia Securities, Inc.; BNP Paribas; BNY Capital Markets; UBS; Wells Fargo Securities; Bear Stearns & co., Inc.; Morgan Stanley & Co, International; Lehman Brothers; Suntrust Capital Markets; Citigroup; Deutsche Bank Securities Inc.; HSBC Securities; Williams Capital Group LP; Banc One Capital Markets; Bank of New York; Keybanc Capital Markets; Lazard LLC, Royal Bank of Scotland PLC (US); ABN Amro; Barclays Capital; BMO Nesbitt Burns Inc; CIBC World Markets; RBC Capital Markets; RBS Greenwich Capital; TD Securities; Scotia Capital Inc; SunTrust Robinson Humphrey; Key Capital Markets Inc; Stifel Nicolaus & Co Inc; ISI Group Inc; Ramirez & Co Inc; Tokyo-Mitsubishi International PLC.

77O Transactions effected pursuant to Rule 10f-3
Columbia Corporate Bond Fund (Fund)

On December 6, 2004, Columbia Corporate Bond Fund (Fund) purchased 1,000,000 par value of common stock of notes of Wellpoint Inc (Securities) for a total purchase price of $999,200.00 from Citigroup Global pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; Wachovia Securities, Inc.; BNP Paribas; BNY Capital Markets; UBS; Wells Fargo Securities; Bear Stearns & co., Inc.; Morgan Stanley & Co, International; Lehman Brothers; Suntrust Capital Markets; Citigroup; Deutsche Bank Securities Inc.; HSBC Securities; Williams Capital Group LP; Banc One Capital Markets; Bank of New York; Keybanc Capital Markets; Lazard LLC, Royal Bank of Scotland PLC (US); ABN Amro; Barclays Capital; BMO Nesbitt Burns Inc; CIBC World Markets; RBC Capital Markets; RBS Greenwich Capital; TD Securities; Scotia Capital Inc; SunTrust Robinson Humphrey; Key Capital Markets Inc; Stifel Nicolaus & Co Inc; ISI Group Inc; Ramirez & Co Inc; Tokyo-Mitsubishi International PLC.

77O Transactions effected pursuant to Rule 10f-3
Columbia Quality Plus Bond Fund (Fund)

On September 20, 2004, Columbia Quality Plus Bond Fund (Fund) purchased 1,425,000 par value of common stock notes of XTO Energy Inc (Securities) for a total purchase price of $1,423,831.50 from Chase Securities pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; Wachovia Securities, Inc.; BNP Paribas; BNY Capital Markets; UBS; Wells Fargo Securities; Bear Stearns & co., Inc.; Morgan Stanley & Co, International; Lehman Brothers; Suntrust Capital Markets; Citigroup; Deutsche Bank Securities Inc.; HSBC Securities; Williams Capital Group LP; Banc One Capital Markets; Bank of New York; Keybanc Capital Markets; Lazard LLC, Royal Bank of Scotland PLC (US); ABN Amro; Barclays Capital; BMO Nesbitt Burns Inc; CIBC World Markets; RBC Capital Markets; RBS Greenwich Capital; TD Securities; Scotia Capital Inc; SunTrust Robinson Humphrey; Key Capital Markets Inc; Stifel Nicolaus & Co Inc; ISI Group Inc; Ramirez & Co Inc; Tokyo-Mitsubishi International PLC.

77O Transactions effected pursuant to Rule 10f-3
Columbia Quality Plus Bond Fund (Fund)

On October 27, 2004, Columbia Quality Plus Bond Fund (Fund) purchased
2,220,000 par value of common stock notes of SBC Communications (Securities) for a total purchase price of $2,219,511.30 from Citigroup Global pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; Wachovia Securities, Inc.; BNP Paribas; BNY Capital Markets; UBS; Wells Fargo Securities; Bear Stearns & co., Inc.; Morgan Stanley & Co, International; Lehman Brothers; Suntrust Capital Markets; Citigroup; Deutsche Bank Securities Inc.; HSBC Securities; Williams Capital Group LP; Banc One Capital Markets; Bank of New York; Keybanc Capital Markets; Lazard LLC, Royal Bank of Scotland PLC (US); ABN Amro; Barclays Capital; BMO Nesbitt Burns Inc; CIBC World Markets; RBC Capital Markets; RBS Greenwich Capital; TD Securities; Scotia Capital Inc; SunTrust Robinson Humphrey; Key Capital Markets Inc; Stifel Nicolaus & Co Inc; ISI Group Inc; Ramirez & Co Inc; Tokyo-Mitsubishi International PLC.

77O Transactions effected pursuant to Rule 10f-3
Columbia Quality Plus Bond Fund (Fund)

On November 17, 2004, Columbia Quality Plus Bond Fund (Fund) purchased 4,000,000 par value of common stock notes of Jones Apparel Group Inc. (Securities) for a total purchase price of $3,996,320.00 from Citigroup Global pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; Wachovia Securities, Inc.; BNP Paribas; BNY Capital Markets; UBS; Wells Fargo Securities; Bear Stearns & co., Inc.; Morgan Stanley & Co, International; Lehman Brothers; Suntrust Capital Markets; Citigroup; Deutsche Bank Securities Inc.; HSBC Securities; Williams Capital Group LP; Banc One Capital Markets; Bank of New York; Keybanc Capital Markets; Lazard LLC, Royal Bank of Scotland PLC (US); ABN Amro; Barclays Capital; BMO Nesbitt Burns Inc; CIBC World Markets; RBC Capital Markets; RBS Greenwich Capital; TD Securities; Scotia Capital Inc; SunTrust Robinson Humphrey; Key Capital Markets Inc; Stifel Nicolaus & Co Inc; ISI Group Inc; Ramirez & Co Inc; Tokyo-Mitsubishi International PLC.

77O Transactions effected pursuant to Rule 10f-3
Columbia Quality Plus Bond Fund (Fund)

On November 17, 2004, Columbia Quality Plus Bond Fund (Fund) purchased 3,500,000 par value of common stock notes of Jones Apparel Group Inc (Securities) for a total purchase price of $3,497,060.00 from Chase Securities pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; Wachovia Securities, Inc.; BNP Paribas; BNY Capital Markets; UBS; Wells Fargo Securities; Bear Stearns & co., Inc.; Morgan Stanley & Co, International; Lehman Brothers; Suntrust Capital Markets; Citigroup; Deutsche Bank Securities Inc.; HSBC Securities; Williams Capital Group LP; Banc One Capital Markets; Bank of New York; Keybanc Capital Markets; Lazard LLC, Royal Bank of Scotland PLC (US); ABN Amro; Barclays Capital; BMO Nesbitt Burns Inc; CIBC World Markets; RBC Capital Markets; RBS Greenwich Capital; TD Securities; Scotia Capital Inc; SunTrust Robinson Humphrey; Key Capital Markets Inc; Stifel Nicolaus & Co Inc; ISI Group Inc; Ramirez & Co Inc; Tokyo-Mitsubishi International PLC.

77O Transactions effected pursuant to Rule 10f-3
Columbia Quality Plus Bond Fund (Fund)

On November 17, 2004, Columbia Quality Plus Bond Fund (Fund) purchased 7,765,000 par value of common stock notes of Jones Apparel Group Inc (Securities) for a total purchase price of $7,751,333.60 from Citigroup Global pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; Wachovia Securities, Inc.; BNP Paribas; BNY Capital Markets; UBS; Wells Fargo Securities; Bear Stearns & co., Inc.; Morgan Stanley & Co, International; Lehman Brothers; Suntrust Capital Markets; Citigroup; Deutsche Bank Securities Inc.; HSBC Securities; Williams Capital Group LP; Banc One Capital Markets; Bank of New York; Keybanc Capital Markets; Lazard LLC, Royal Bank of Scotland PLC (US); ABN Amro; Barclays Capital; BMO Nesbitt Burns Inc; CIBC World Markets; RBC Capital Markets; RBS Greenwich Capital; TD Securities; Scotia Capital Inc; SunTrust Robinson Humphrey; Key Capital Markets Inc; Stifel Nicolaus & Co Inc; ISI Group Inc; Ramirez & Co Inc; Tokyo-Mitsubishi International PLC.